UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 3, 2015 (October 29, 2015)
____________________________

BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations
2016 Annual Meeting
On October 29, 2015, the Board of Directors (the “Board”) of Breitburn GP LLC, the general partner (the “General Partner”) of Breitburn Energy Partners LP (the Partnership”), determined that the 2016 Annual Meeting of the Limited Partners of the Partnership (the “2016 Annual Meeting”) will be held on Thursday, April 28, 2016, at a time and location to be determined by the authorized officers of the General Partner and specified in the proxy statement for the 2016 Annual Meeting. The date of the 2016 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2015 Annual Meeting of the Limited Partners of the Partnership, which was held on June 18, 2015 (the “2015 Annual Meeting”). The Board of the General Partner has established the close of business on March 4, 2016 as the record date for the determination of the limited partners entitled to receive notice of and to vote at the 2016 Annual Meeting and at any adjournments or postponements thereof.
Director Nominations by Limited Partners
In accordance with the provisions of Section 13.4(b)(vi)(A)(2) of the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 8, 2015 (the “Partnership Agreement”), the Board has determined that for purposes of the 2016 Annual Meeting, a limited partner’s notice of nominations of persons for election to the Board of the General Partner will be considered timely if such notice is delivered to the General Partner not earlier than the close of business on December 30, 2015 and not later than the close of business on January 29, 2016. Such advance notices of director nominations must also comply with the requirements set forth in the Partnership Agreement and the rules of the Securities and Exchange Commission (the “Commission”). Limited partners are urged to read the complete text of such advance notice provisions.
Proposals by Limited Partners Submitted Pursuant to Rule 14a-8 of the Exchange Act
As noted above, the 2016 Annual Meeting date represents a change of more than thirty (30) days from the anniversary date of the 2015 Annual Meeting. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), limited partner proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Partnership’s proxy materials for the 2016 Annual Meeting must be received by the Partnership’s Corporate Secretary on or before the close of business on January 29, 2016, which the Partnership has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Such proposals also need to comply with the rules of the Commission regarding the inclusion of limited partner proposals in the Partnership’s proxy materials, and may be omitted if not in compliance with applicable requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	Breitburn GP LLC,
its general partner

Dated: November 3, 2015	By:	/s/ Gregory C. Brown
Gregory C. Brown
Executive Vice President, General Counsel and
Chief Administrative Officer

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